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                                                                    Exhibit 10.5

                          PRODUCT PURCHASE AGREEMENT.

MADE this 31st day of March 1996, by and between: SEEC, INC. a Pennsylvania corporation having offices in Pittsburgh, PA,

                             ("SEEC" hereinafter);

                                      AND

ERA SOFTWARE SYSTEMS PRIVATE LIMITED, a corporation existing under the laws of the Republic of India ("ERA" hereinafter):

                                  WITNESSETH:

WHEREAS, the parties wish to enter into this Agreement for the purposes of developing and maintaining a suite of software tools;

                                 NOW THEREFORE:

For and in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto do covenant and agree as follows:

ARTICLE I       DEFINITIONS.

Section 1 As used in this Agreement, and in the dealings between the parties, the following terms shall be deemed to have the following meanings:

"Add-ons"       are any products that SEEC, ERA, or any third party authorized by SEEC or ERA may develop that may be sold in conjunction with the PRODUCTS which are the subject of this Agreement.

"Agreement"     means this Agreement, its Exhibits, and all lawful amendments thereto.

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
"Change of
Control"        with respect to a party means the happening of any of the
                following: any transaction or series of transactions (including without limiting the generality of the foregoing, stock sale or exchange, merger, sale of substantially all of its assets, operation of law, appointment of a receiver, custodian or trustee for benefit of creditors, appointment of a receiver or trustee whether under the laws of the United States or any state therein, or whether under the laws of the Republic of India, or otherwise) after the effectiveness of which such party's current shareholders lose control of such party, or together own less than fifty-one (51%)
                percent of the outstanding beneficial interests and voting power of such party or the resultant entity, provided that an initial public offering shall not be deemed to be a "Change of Control"
                within the meaning of this Agreement.

"Corrected
versions"       means products which SEEC or ERA has updated by fixing bugs in the PRODUCTS.

"Design and
Development"    means any design and development or research and development work done with respect to the PRODUCTS.

"ERA'S
Employees"      means all employees of ERA who are working on the design,
                development and maintenance of the PRODUCTS at the time SEEC's right to purchase ERA'S R & D Facilities arises.

"ERA'S R & D
Facilities"     means those personnel, equipment, and information which ERA utilizes for the design and development and maintenance of the
                PRODUCTS.

"New versions"  mean new versions of the PRODUCTS that SEEC or ERA or any third party authorized by SEEC or ERA, may develop from time to time, which include improvements and enhancements of current functionality. Versions or updates that fix bugs are not included within the definition of "new versions" for purposes of this Agreement.

"R & D work"    means any design and development or research and development work done with respect to the PRODUCTS.

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ARTICLE II      PRODUCTS.

Section 1 Products. The products which are the subject of this Agreement are the existing products described in Exhibit A of this Agreement ("EXISTING PRODUCTS"), and all future products described in Exhibit A of this Agreement which are developed by ERA and/or SEEC under the provisions of this Agreement, ("FUTURE PRODUCTS"). As used in this Agreement, the term "PRODUCTS" shaH collectively be deemed to include EXISTING PRODUCTS, FUTURE PRODUCTS, all work in progress, all Confidential Data relating to EXISTING and FUTURE PRODUCTS, and all derivatices, corrected versions and add-ons, together with their respective use Manuals.

ARTICLE III     OWNERSHIP OF PRODUCTS.

Section 1 Joint Ownership. Until SEEC purchases ERA's ownership interest in the PRODUCTS as specified in Article V, Section 1 of this Agreement, the parties acknowledge that all PRODUCTS which are the subject of this Agreement are owned jointly by ERA and SEEC The percentage of ownership to be allocated between SEEC and ERA for each component included within the term PRODUCTS will be based on the following formula:

        (a) Five (5%) per cent of the ownership to the party who is the source of the idea;

        (b) Thirty-five (35%) of the ownership to the party designing and developing the PRODUCTS;

        (c) Sixty (60%) per cent of the ownership to the party doing the beta testing, marketing and sales of the PRODUCTS.

For all EXISTING PRODUCTS, the parties agree that SEEC has performed tasks (a) and (c) above of this Section 1, and ERA has performed task (b) above. Therefore, all

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EXISTING PRODUCTS are owned sixty five (65%) per cent by SEEC and thirty five
(35%) per cent by ERA.

Section 2 Deliberately omitted.

Section 3 If and after SEEC purchases the PRODUCTS, they, together with all design and development and maintenance work in progress and all information and Confidential Data relating to the PRODUCTS shall be the property of SEEC, regardless of the fact that any one or more of the above may continue to be in the possession of ERA. ERA shall cooperate with SEEC and take all reasonable and necessary actions, at SEEC'S expense, to ensure that no third party acquires any rights to any part of the PRODUCTS remaining in ERA'S possession because of any failure to give such persons actual or constructive notice of SEEC'S ownership in accordance with the provisions of any applicable Commercial Code. This provision shall not be construed to allow or require ERA to register the PRODUCTS under any copyright or intellectual property laws on behalf of SEEC without SEEC'S prior written consent.

ARTICLE IV      SOURCE CODE

Section 1 Access to Source Code. So long as the PRODUCTS are jointly owned by SEEC and ERA, both parties will have right of access to the source code for purposes of maintenance of PRODUCTS and for development of FUTURE PRODUCTS in accordance with the terms of this Agreement. Use of the source code for any other purpose shall be by mutual agreement.

Section 2 Sale and Licenses to Third Parties. So long as the PRODUCTS are jointly owned by SEEC and ERA, neither party shall have the right to license use of the source code to any third party, or transfer any ownership interest in the PRODUCTS to any third party without the consent of the other party.

Section 3 After Purchase of PRODUCTS by SEEC After SEEC purchases the PRODUCTS, the source code shall be the sole property of SEEC and SEEC may

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demand its return at any time, and from time to time, in which event ERA shall immediately return the source code and certify, to SEEC'S satisfaction, that ERA has not retained any copies of the same, provided however, SEEC will not demand the return of the source code if SEEC requires ERA to perform maintenance which requires use of the source code.

ARTICLE V       SEEC'S PURCHASE OF OWNERSHIP OF PRODUCTS.

Section 1 At or about the time this Agreement is signed by the parties, SEEC shall purchase all of ERA'S right, title and interests in and to the PRODUCTS and ERA shall transfer to SEEC all of its right, title and interest in the PRODUCTS, free and clear of all liens and encumbrances.

Section 2 Consideration. In full payment for the said transfer of ERA'S said ownership interest in the PRODUCTS, SEEC shall transfer to ERA Five Hundred Thousand (500,000) shares of common stock in SEEC, (which shares are hereinafter called "ERA'S SEEC SHARES"), under the terms and conditions set forth in a Shareholder Agreement between the parties and the other shareholders of SEEC of even date herewith ("SHAREHOLDERS' AGREEMENT").

Section 3 Restrictive Endorsement: ERA'S SEEC SHARES shall be endorsed on their face with the following restrictive covenant:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND/OR ENCUMBRANCE AS SET FORTH IN A SHAREHOLDERS' AGREEMENT DATED _______________1994. WHICH AGREEMENT IS ON FILE WITH THE BOOKS AND RECORDS OF THE CORPORATION, AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THAT AGREEMENT."

Section 4 FUTURE PRODUCTS After Purchase. After SEEC purchases the PRODUCTS, any and all development and design work done by ERA for FUTURE PRODUCTS will be deemed to be done on the basis of work for hire, and such work shall not result in any ownership rights in ERA to any such FUTURE PRODUCTS.

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After SEEC has purchased the PRODUCTS, if any applicable laws give ERA any ownership interest in FUTURE PRODUCTS for development and design work done by ERA for such FUTURE PRODUCTS, ERA agrees that it will, at any time, and from time to time, without payment of any additional consideration, sign all documents and do all actions necessary to transfer and assign its said ownership interest in FUTURE PRODUCTS to SEEC The parties expressly understand and agree that the transfer to ERA of Five Hundred Thousand (500,000) shares of SEEC'S common stock with the aforesaid restrictive covenants is full and adequate consideration for ERA'S existing and future ownership rights in all EXISTING PRODUCTS and FUTURE PRODUCTS.

ARTICLE VI      PRODUCT DEVELOPMENT AND MAINTENANCE.

Section 1 Design and Development. Except where this Agreement provides to the contrary, while this Agreement is in effect, ERA will have the right, but not the exclusive right, to do design and development work for the PRODUCTS. Such design and development work shall be deemed to include the responsibilities specified in Exhibit C of this Agreement.

Section 2 PRODUCTS and Development Schedule. The PRODUCTS to be developed, their start and finish dates, and milestones for development are specified in Exhibit C of this Agreement. ERA will communicate with SEEC on a weekly basis as to the status of the development schedule. The parties may by amendments to Exhibit C define additional ideas for development of PRODUCTS and their respective development schedules at any time, and from time to time. The terms and conditions of this Agreement will apply to all such amendments to Exhibit C unless the parties specifically provide to the contrary in writing.

Section 3 Infrastructure and Personnel. ERA agrees to maintain in India the necessary infrastructure and personnel to support the design and development work described in this Agreement. The actual number of personnel needed will be agreed to annually, with an option by either party to review such agreements

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quarterly. In 1994 ERA will maintain fifteen (15) R & D personnel, and the number of PCs and servers set forth in Exhibit D of this Agreement.

Section 4 Project Manager. ERA will appoint and employ in India a project manager who will be responsible for all software development under this Agreement.

Section 5 Development Support at SEEC ERA agrees to depute or transfer to SEEC the necessary manpower for PRODUCT support at SEEC The costs of such personnel transfers, shall be paid for by SEEC, and the compensation and fringe benefits of such persons, shall be paid for by SEEC ERA will ensure that each of the persons so deputed or transferred will have adequate knowledge of the PRODUCTS. For each such person deputed or transferred to SEEC, ERA agrees to arrange suitable training of up to six (6) months at ERA based on a mutually agreed to curriculum, prior to deputing or transferring the person to SEEC The costs of such training, and the compensation of the person during training shall be paid for by ERA.

Section 6 PRODUCTS Maintenance Support. ERA will maintain a team of personnel in India for PRODUCTS maintenance. The primary responsibility of such personnel will be to fix bugs found in the PRODUCTS in accordance with the schedules for different levels of severity, as specified in Exhibit E of this Agreement. The starting number of such personnel and the performance criteria to be met by ERA is specified in Exhibit F. The team size may be adjusted quarterly or as mutually agreed to, in accordance with the criteria set forth in Exhibit F.

Section 7 Transfer of Personnel. ERA will permit SEEC, at SEEC'S option, to take from ERA, and employ on a temporary or permanent basis, critical personnel on an as needed basis, up to a maximum of five (5) persons within a two (2) year period. The costs of transfer and the compensation of such personnel shall be paid for by SEEC.

Section 8 Software Releases. ERA will make releases in accordance with reasonable guidelines laid down by SEEC The quality assurance procedure to be followed will be as specified by SEEC and agreed to by ERA.

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Section 9 After SEEC purchases the PRODUCTS, ERA will not have the right to design and develop PRODUCTS except with SEEC'S prior written consent, and on such terms and conditions as the parties agree to.

ARTICLE VII     Deliberately Omitted.

ARTICLE VIII    NON-COMPETE COVENANT.

Section 1 ERA agrees that it will not, directly or indirectly develop for itself or for any third party, a product or line of products similar to the PRODUCTS covered by this Agreement and any products that address the COBOL maintenance and redevelopment market and data base re-engineering and reverse engineering products, except in accordance with the terms of this Agreement. So long as SEEC continues in business, this non-compete covenant will remain in full force and effect while this Agreement is in effect, and for a period of two (2) years after termination of this Agreement. This non-compete covenant shall not be applicable to any period of time after SEEC ceases to do business.

Section 2 Except as specifically allowed by this Agreement, SEEC agrees that it will not, without the prior written consent of ERA, offer employment to any employee of ERA who is engaged in development, design and maintenance work covered under this Agreement. So long as ERA continues in business, this non-compete covenant will remain in full force and effect while this Agreement is in effect, and for a period of two (2) years after termination of this Agreement. This non-compete covenant will not be applicable to any period of time after ERA ceases to do business. This non-compete covenant will not be applicable to any situation in which SEEC has the right to purchase the R & D facilities of ERA in accordance with the terms of this Agreement, or take over employees of ERA under the provisions of this Agreement pertaining to PRODUCT development, support, marketing or maintenance.

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Section 3 ERA agrees that it will not, without the prior written consent of
SEEC, offer employment to any employee of SEEC who is engaged in work involving the PRODUCTS covered under this Agreement. So long as SEEC continues in business, this non-compete covenant will remain in full force and effect while this Agreement is in effect, and for a period of two (2) years after termination of this Agreement. This non-compete covenant will not be applicable to any period of time after SEEC ceases to do business.

ARTICLE IX      ROYALTIES, MAINTENANCE FEES, AND R & D FEES.

Section 1 For purposes of this Article the term "SEEC'S gross receipts" shall be deemed to mean the sum of (a) the gross amounts received by SEEC from end-users and (b) the gross amount received by SEEC from distributors and sub-distributors. The term "SEEC'S gross receipts" shall not be deemed to mean the full amount received by a Distributor or sub-distributor for the sub-licensing of a product or program, if SEEC does not receive that full amount.

Section 2 Deliberately omitted.

Section 3. Deliberately omitted.

Section 4 Deliberately omitted.

Section 5 R & D Fees to ERA. After SEEC purchases the PRODUCTS under the terms of this Agreement, SEEC'S obligations to pay ERA Royalties for the PRODUCTS will cease. Instead of such royalties, SEEC will pay ERA an R & D fee in the sum of the following:

        (a) Ten (10%) per cent of SEEC'S gross receipts from the PRODUCTS developed by ERA before date of purchase, which ten (10%) per cent shall be paid up through the end of 1996, and thereafter on mutually

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                agreed to terms; payments under this subparagraph shall be paid by SEEC directly to ERA; and

        (b) Five (5%) per cent of SEEC'S gross receipts from PRODUCTS and services derived from COBOL redevelopment, and all data base re-engineering and reverse engineering products and services, which amounts shall be paid by SEEC directly to ICICI in behalf of ERA, until such payments aggregate Rs. 75.8 lakhs, after which there shall be no further obligation to pay this five (5%) per cent.

Section 6 In the event that the R & D fees specified in Section 5 above of this Article are less than TWELVE THOUSAND (US$12,000.00) DOLLARS per quarter ("Minimum R & D Fee"), SEEC will, within sixty (60) days pay ERA such additional amounts as may be necessary to bring the total R & D payment under
Section 4 above up to the amount of the Minimum R & D Fee.

Section 7 Maintenance Fees to ERA. In the first three years of this Agreement, SEEC agrees to pay ERA a maintenance fee in accordance with Exhibit G of this Agreement, at a flat rate of FIVE THOUSAND (U.S.$5,000.00) DOLLARS per month. In each of the next three years, so long as this Agreement continues to be in effect, the aforesaid amount shall be SIX THOUSAND (US $6,000.00) DOLLARS per month. For all subsequent years, so long as this Agreement continues in effect, the maintenance fee shall be increased by an amount to be mutually agreed to by the parties, taking into consideration any and all factors that are relevant and reasonable, including without limiting the generality of the foregoing, the cost of providing the service, and a fifteen (15%) per cent profit for ERA; provided however, if the parties cannot arrive at mutual agreement as to the increase, the matter shall be resolved by binding arbitration in accordance with the provisions of Article XIII, Section 2 of this Agreement if the parties agree to binding arbitration. If they do not agree to binding arbitration, then SEEC shall have the right to purchase ERA'S R & D Facilities as set forth in
Article XV Sections 2 and 3 of this Agreement.

Section 8 Deliberately omitted.

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Section 9 Payment Terms. All royalty, maintenance fee and R & D fee payments due under the terms of this Agreement, shall be paid within sixty (60) days of date of invoice.

Section 10 Deliberately omitted.

Section 11 Deliberately omitted.

Section 12 Failure to Pay R & D Fees After Purchase of PRODUCTS by SEEC After the PRODUCTS are purchased by SEEC, if SEEC fails, without justification, to cure tardy payments of R & D fees due to ERA in accordance with the provisions of this Agreement, regardless of whether or not interest is paid or owing on such tardy payments, ERA may, at its option, cease to provide further R & D Services until such time as the R & D fees are once again current. This option may be exercised at any time and from time to time, either alone or together with other remedies, so long as an uncured and unjustified failure to pay royalties then exists. The exercise of this option shall not affect or impair ERA'S right to terminate this Agreement for such an Event of Default, but shall exist in addition to the right to terminate.

Section 13 Failure to Pay Maintenance Fees. If SEEC fails, without justification, to cure tardy payments of maintenance fees due to ERA in accordance with the provisions of this Agreement, regardless of whether or not interest is paid or owing on such tardy payments, ERA may, at its option, cease to provide further maintenance services until such time as the maintenance fees are once again current. This option may be exercised at any time and from time, either alone or together with other remedies, to time, so long as an uncured and unjustified failure to pay maintenance fees then exists, and the exercise of this option shall not affect or impair ERA'S right to terminate the Agreement for such an Event of Default, but shall exist in addition to the right to terminate. For an uncured failure to pay maintenance fees, and after written notice to SEEC of its intent to do the following, ERA may offer maintenance services for the PRODUCTS to SEEC'S distributors and customers.

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ARTICLE X       AGENCY/JOINT VENTURE.

Section 1 This Agreement is to delineate the rights and obligations of the parties pertaining to jointly owned intellectual property rights, while such property rights are jointly owned, and the rights and obligations of the parties after the joint ownership ceases to exist. It is not the intention of the parties to create a joint-venture, or a partnership and this Agreement shall not be deemed to create the same. Neither party will have the authority to bind the other to any contractual or other commitments whatsoever, without the prior written consent of the party to be bound.

Section 2 Neither party shall be deemed an Agent for the other. Neither party shall act in behalf of the other in any respect whatsoever, except to the extent specified in this Agreement, without the prior written consent of the other.

ARTICLE XI      CONFIDENTIALITY.

Section 1 All intellectual property, technical information or commercial information disclosed by either party to the other, whether orally, in writing, on disks or diskettes, on magnetic recordings, or by any method of fax, computer or telephonic transfer, which is marked or designated Confidential, and all copies of the same, shall be deemed to be confidential information ("Confidential Data"). Except as provided to the contrary below, each party agrees to keep confidential all Confidential Data of the other party. This obligation to keep Confidential Data confidential shall be binding on the parties even though some or all of the Confidential Data may not fall within the common law definition of trade secrets.

Section 2 In discharging its obligation to keep the Confidential Data of the other party confidential, each party may disclose Confidential Data to such of its officers and employees who have a legitimate need to know all or part of such Confidential Data to perform their respective duties and obligations. All such persons will be directed and required to maintain any disclosed Confidential Data in strict confidence at all

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times, and each party shall take all reasonable precautions (including entering into appropriate agreements, and establishing appropriate procedures and disciplines), to ensure the confidentiality of the other's Confidential Data. A party shall not disclose any Confidential Data of the other party to any director, officer, or employee whose interests may be competitive or in conflict with the owner of the Confidential Data, without the prior written consent of the said owner.

Section 3 No Confidential Data shall be copied or reproduced without the express prior written consent of the party owning the Confidential Data. All Confidential Data shall be returned to the party owning or having a right to possession of the Confidential Data immediately upon request.

Section 4 Neither party shall be liable for the disclosure of any Confidential Data if such Confidential Data is:

        a. In the public domain at the time of disclosure or is made available to the general public without a breach of this Agreement by any party or its officers, directors, shareholders, employees or agents;

        b. Used or disclosed with prior written approval of the owning party;

        c. Disclosed pursuant to the order of any Court of competent jurisdiction;

        d. Disclosed without restriction from an outside source with whom the non-owning party has no relationship;

        e. Used or disclosed after a period of five (5) years from the date of the original disclosure for technical Confidential Data, and ten (10) years from the date of the original disclosure for financial or commercial Confidential Data;

        f. Established by competent proof as being lawfully known to or in the possession of the other party at the time of disclosure;

        g. Independently developed by the other party without recourse to or utilization of any portion of the Confidential Data which is disclosed; or

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        h.      Ascertainable from a visual inspection of any Systems, machine or devise which is being offered for sale, lease or rental or is otherwise made available to the public in the ordinary course of each party's business, or is ascertainable from information released by either party to the public in connection with the sale of its products.

Section 5 Protection of Source Code. ERA agrees to institute the procedures and provisions of Exhibit H attached hereto, to ensure the confidentiality of the source code of the PRODUCTS. The source code shall be deemed Confidential Data, and all of the provisions of this Article and of this Agreement pertaining to Confidential Data shall be deemed to apply to the source code.

Section 6 Work in Progress and R & D and Maintenance Facilities. All design and development work in progress, R & D work in progress and maintenance work (hereinafter collectively referred to as "WORK") performed by ERA under the terms of this Agreement shall be deemed Confidential Data, and all of the provisions of this Article and of this Agreement pertaining to Confidential Data shall be deemed to apply to the WORK. While the PRODUCTS are jointly owned, all WORK shall be deemed to be the Confidential Data of both parties and their percentage of ownership shall be determined according to the formula specified in Article III Section 1 of this Agreement. After SEEC has purchased the PRODUCTS, all WORK shall be deemed the Confidential Data of SEEC only.

Section 7 ERA agrees to take such security precautions as SEEC may reasonably require to ensure the confidentiality of its R & D and maintenance facilities for the PRODUCTS both while the PRODUCTS are jointly owned, and after the PRODUCTS have been purchased by SEEC.

ARTICLE XII     PROTECTION OF INTELLECTUAL PROPERTY RIGHTS.

Section 1 Neither party will do anything which would impair the intellectual property rights of the other party in the PRODUCTS.

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Section 2 If any party becomes aware of any conduct or lawsuit involving the intellectual property rights of the other in the PRODUCTS, it shall forthwith inform the other of such conduct or lawsuit.

Section 3 Deliberately omitted.

ARTICLE XIII    INDEMNITIES.

Section 1 Indemnities from SEEC to ERA. SEEC will, at any and all times, and from time to time, indemnify and hold ERA harmless from any and all damages, claims, demands, losses, costs, suits, judgments, penalties, expenses, and liabilities of any kind whatsoever, that may occur, or for which ERA may become liable, (including without limiting the generality of the foregoing, reasonable attorneys' fees and the costs and expenses of litigation), that are caused by any one or more or the following:

        (a) Any breach by SEEC of the non-compete covenants contained in this Agreement;

        (b) Failure by SEEC to pay royalties, maintenance fees, or R & D fees, as specified in this Agreement;

        (c) Any impairment by SEEC of ERA'S intellectual property interests.

        (d) Any breach by SEEC of the confidentiality provisions of this Agreement.

Section 2 Indemnities from ERA to SEEC ERA will, at any and all times, and from time to time, indemnify and hold SEEC harmless from any and all damages, claims, demands, losses, costs, suits, judgments, penalties, expenses, and liabilities of any kind whatsoever, that may occur, or for which SEEC may become liable,

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(including without limiting the generality of the foregoing, reasonable attorneys' fees and the Costs and expenses of litigation), that are caused by any one or more or the following:

        (a) Any breach by ERA of the non-compete covenants contained in this Agreement;

        (b)     Deliberately omitted.

        (c) Any impairment by ERA of SEEC'S intellectual property interests;

        (d) Any breach by ERA of the confidentiality provisions of this Agreement, including without limiting the generality of the foregoing, its obligation to keep all design and development, R & D and maintenance work confidential, and its obligation to take adequate measures to assure the security of its R & D and maintenance facilities;

        (e) Any breach by ERA of the provisions specified in Exhibit H for the protection of the source code of the PRODUCTS.

Section 3 To the extent that applicable laws and regulations permit, any amounts payable under the indemnity provisions of this Agreement shall be payable in the currency of the country in which the party entitled to the indemnity has its principal place of business. Any amounts not so payable shall be paid in the currency of the country in which the payor has its principal place of business.

ARTICLE XIV     TERM AND TERMINATION.

Section 1 Term. This Agreement shall be effective as of the date first above written, and shall continue in full force and effect until it is terminated in accordance with its provisions.

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Section 2 Termination Without Cause. Either party may terminate this Agreement for any reason, or for no reason, upon giving the other party twelve (12) months written notice of intent to terminate, in which event the Agreement shall terminate twelve (12) months after delivery of the said notice.

Section 3 Event of Default. An Event of Default shall be any breach of this Agreement which remains uncured without justification after notice and an opportunity to cure as set forth in Section 4 below of this Article, provided however, no opportunity to cure need be given in any one or more of the following situations, each of which will be deemed an Event of Default without notice and an opportunity to cure:

        (a) For any breach of the Confidentiality provisions of this Agreement;

        (b)     For any breach which impairs intellectual property interests;

        (c)     For any material breach which cannot be cured;

        (d) For any breach which is of such a nature that giving the breaching party an opportunity to cure would cause the serious harm to the other party, or would be a futile act.

        (e) For any breach which Exhibit H identifies as an Event of Default without necessity for giving an opportunity to cure.

Section 4 Notice and Opportunity to Cure. Except as specified in Section 3 above of this Article, in the event that a party believes that the other party is in breach of this Agreement, it shall give the breaching party written notice identifying the breach. If the breaching party fails without justification to cure the breach within sixty (60) days of receipt of the written notice, the breaching party will have committed an Event of Default. If, after such opportunity to cure has been given, this Agreement is not terminated, no further opportunities to cure need be given prior to termination, so long as the breach remains uncured without justification.

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Section 5 Termination for Default. Either party may terminate this Agreement at any time upon written notice of termination, if the other party has committed an Event of Default. Without limiting the generality of the foregoing, the parties agree that: (1) an uncured failure by ERA to meet its design and development, R & D, and maintenance obligations as set for in this Agreements shall be deemed an Event of Default; and (2) an uncured failure of SEEC to meet payment of its royalty, R & D fees or maintenance fees obligations as set forth in this Agreement shall be deemed an Event of Default.

Section 6 Change of Control. In the event of a Change of Control in one party, the other party may terminate this Agreement upon ninety (90) days written notice either before the Change of Control becomes effective, or at any time within six (6) months after the Change of Control becomes effective. This provision shall not be deemed to impair ERA'S right to request a renegotiation of the design and development and R & D provisions of this Agreement in the event of a Change of Control, as set forth in Article XVII, Section 4.

Section 7 Termination for Other Reasons. If this Agreement calls for mutual agreement of the parties in some particular, and the parties are unable to reach agreement as to what is mutually acceptable, and if the matter is referred for resolution to binding arbitration under the terms of this Agreement, and the arbitrators render a decision which either party finds unacceptable, the dissatisfied party may terminate this Agreement upon one hundred and eighty (180) days written notice to the other party.

Section 8 Rights and Obligations Upon Termination. Upon termination of this
Agreement:

        (a) Within thirty (30) days of termination, each party will return all Confidential Data of the other party to it (including without limiting the generality of the foregoing, all WORK as defined in Article XI, Section 6 of this Agreement), and shall certify to the other that all Confidential Data has been returned or if in a form that it cannot be returned, shall further certify that it has been erased.

        (B) Within sixty (60) days of termination, each party will remit to the other all sums due from it to the other under the terms of this Agreement.

Section 9 Provisions Which Survive Termination. The following provisions of this Agreement shall survive termination of the Agreement.

        (a) Article V, Section 3 pertaining to restrictive endorsement of ERA'S SEEC SHARES, for so long as ERA owns the said shares, unless the shareholders agree to a lesser period of time.

        (b) Article VIII, Sections 1, 2 and 3 pertaining to Non Compete covenants, for two years after termination.

        (c) Article XI, Section 1 pertaining to confidential data, so long as the confidential data is not in the public domain.

        (d) Article XII, Section 1 pertaining to impairment of intellectual property rights, in perpetuity.

        (e) Article XII, Sections 1(a), 1(c) and 1(d) pertaining to indemnities, for the period of the applicable statute of limitations.

        (f) Article XII, Sections 2(a), 2(c) 2(d) and 2(e) pertaining to indemnities, for the period of the applicable statute of limitations.

        (g) Article XV, Section 1(a), 1(b) and 1(c) pertaining to the purchase of ERA'S R & D Facilities.

        (h) Article XVII, Sections 1 and 3 pertaining to SEEC'S right to repurchase ERA shares.

ARTICLE XV      PURCHASE OF R & D FACILITIES BY SEEC

Section 1 SEEC or its designee shall have the option of purchasing ERA'S R & D Facilities upon written notice to ERA on the terms and conditions set forth herein in any one or more of the following events (for purposes of this Article only, the term "SEEC" shall be deemed to include any designee of SEEC):

        (a)     Termination of this Agreement without cause, as specified in
                Article XIV, Section 2 of this Agreement, or termination of this Agreement by ERA as a result of a Change of Control in SEEC; written notice of its intent to purchase ERA'S R & D Facilities will be given by SEEC within one (1) year of SEEC giving or receiving notice of termination;

        (b) (i) An uncured failure by ERA to meet any one or more of its obligations for design and development, R & D, or maintenance, as set forth in Exhibits C, D, E and F of this Agreement, in which event SEEC will give ERA written notice of its intent to purchase.

        (c) Termination of this Agreement by SEEC for a Change of Control in ERA; written notice of its intent to purchase ERA'S R & D Facilities will be given by SEEC within six (6) months of SEEC giving notice of termination;

        (d)     Deliberately omitted.

        (e) In the event ERA decides to make an initial public offering of its shares; written notice of its intent to purchase will be given by SEEC within six (6) months of SEEC receiving notice from ERA that proceedings to make an initial public offering have commenced.

        (f) Failure by the parties to arrive at a mutually agreeable maintenance fee as set forth in Article IX Section 7 of this Agreement.

Section 2 Time of Purchase. If SEEC exercises its option to purchase some or all of ERA'S R & D Facilities, it shall accomplish the purchase within six (6) months of giving ERA written notice of its intent to purchase unless ERA agrees to a later time.

Section 3 Terms of Purchase. In purchasing ERA'S R & D facility SEEC shall have the right, at its sole discretion, to purchase some or all of ERA'S equipment and Confidential Data used for or relating to the PRODUCTS without taking ERA'S Employees, or SEEC may take all of ERA'S Employees and all, some or none of ERA'S said equipment or Confidential Data, all on the terms and conditions set forth herein.

        (a) In purchasing ERA'S R & D facility SEEC shall have the right, at its sole discretion, and without limiting the generality of the foregoing, to employ all of ERA'S Employees on such terms and conditions as SEEC and each such ERA Employee may agree to. SEEC may not opt to take some ERA Employees without taking all such employees who wish to go with SEEC However, the decision of one or more ERA Employees not to go with SEEC will not preclude SEEC from taking over those ERA Employees who wish to go with SEEC.

        (b) In purchasing ERA'S R & D facility SEEC shall also have the right, at its sole discretion, and without limiting the generality of the foregoing, to employ some or all of ERA'S other employees who have worked on the PRODUCTS within three
                (3) months of the date on which SEEC'S right to purchase ERA'S R & D Facilities arises, and who wish to go with SEEC, on such terms and conditions as SEEC and each such employee may agree to.

        (c) If SEEC has the right, and opts, to take over any ERA employees as specified in subparagraphs (a) and (b) above of this Section at any time within the first three years of the date of this Agreement, SEEC shall pay ERA Five Thousand (US $5,000.00) Dollars for each such ERA employee who agrees to go with SEEC This payment shall be for purposes of compensating ERA for the time and effort expended to give the said employees training and experience, and shall not be deemed any part of the compensation which SEEC may agree to pay any such employee.

                After the first three years of this Agreement, the amount which SEEC shall pay to ERA for each such employee shall be Six Thousand (US $6,000) Dollars.

        (d) If SEEC exercises its option to purchase ERA'S R & D facilities, ERA will not offer any ERA employee described in subparagraphs (a) and (b) above of this Section, any inducement to remain with ERA.

        (e) In purchasing ERA'S R & D facility SEEC shall have the right, at its sole discretion, and without limiting the generality of the foregoing, to purchase some or all equipment, and other tangible or intangible personal property which belongs to ERA and which is in any way related to the PRODUCTS, on such terms and conditions as the parties may agree to.

        (f) If, at the time SEEC exercises its option to purchase ERA'S R & D Facilities, ERA'S loan to ICICI has not been paid in full, SEEC will be responsible for obtaining whatever permission from ICICI may be necessary, if any, to enable SEEC to purchase ERA'S R & D Facilities, and will assume responsibility for paying off ERA'S obligation to ICICI under the tripartite agreement between ICICI, SEEC and ERA dated 1st June 1990.

ARTICLE XVI     INITIAL PUBLIC OFFERING.

Section 1. In the event either party opts to make an initial public offering of its shares, it shall give the other party written notice as follows:

        (a) Within one (1) day of the date on which the corporation makes a decision to make the initial public offering, with a specification of that date;

        (b) Within one (1) day of the effective date of the initial public offering, with a specification of the effective date.

Section 2 ERA'S Covenant. In the event ERA opts to make an initial public offering of its shares, and SEEC does not exercise its option to purchase ERA'S R & D Facilities, ERA covenants and agrees that it will maintain its R & D Facilities at a minimum of the same size and quality as before the initial public offering.

ARTICLE XVII    CHANGE OF CONTROL

Section 1. In the event either party is about to have, or has a Change of Control, it shall give the other party written notice as follows:

        (a) Within one (1) day of the date on which the corporation makes a decision to approve the Change of Control;

        (b) Within one (1) day of the effective date of the initial public offering, with a specification of the effective date.

Section 2 ERA'S Covenant. In the event ERA undergoes a Change of Control, and SEEC does not exercise its option to purchase ERA'S R & D Facilities, ERA covenants and agrees that it will maintain its R & D Facilities at a minimum of the same size and quality as before the Change of Control.

Section 3 SEEC'S right to Repurchase Shares. In the event ERA undergoes a Change of Control other than a public offering, which change of control SEEC does not approve of, SEEC or its designee(s) shall have the option to repurchase some or all shares of SEEC owned by ERA at that time. The price per share shall be determined in accordance with the formula prescribed by United States Internal Revenue Service Regulations then in effect for valuing shares of closely held corporations for estate tax purposes unless the parties agree to a different method of valuation.

Section 4 Change of Control in SEEC In the event that SEEC undergoes a Change of Control, ERA shall have the right, within ninety (90) days of the effective date of the Change of Control, to request by written notice, a renegotiation of any or all of the R & D provisions of this Agreement.

ARTiCLE XVIII MISCELLANEOUS

Section 1 Notices: Whenever this Agreement calls for a notice to be sent to a party, the notice shall be in writing. Notices may be sent by mail or personal delivery by an adult. If this Agreement does not specify when the notice shall become effective, it shall become effective on receipt, unless there is no one 10 receive it during normal business hours, in which event, it shall be deemed delivered if mailed by registered mail, on the date of mailing. Any notices required to be sent under the terms of this Agreement shall be sent to the parties as follows, or to such new address as a party may designate in writing. If a party is aware that the following addresses are incorrect, the party shall send written notices to both the addresses set forth below, and to the last known address of the other party.

TO SEEC AT:                              TO ERA AT:
C/O Mr. Ravi Koka,                       C/O Dr. Kishore Buddhiraju
5001 Baum Blvd.                          ERA Software Systems PVT. LTD.
Pittsburgh, PA 15213.                    4 Motilal Nehru Nagar
                                         1st Floor, Begumpet Road
                                         Hyderabad 500016, India

Section 2 Binding Arbitration:

(a) The parties agree that all claims, disputes and other matters in question between them, arising out of or related to this Agreement, and the rights, duties and obligations arising thereunder or the breach thereof, shall be decided by common-law arbitration in Pittsburgh, PA, in accordance with the Rules of the American Arbitration Association then prevailing, unless the parties mutually agree otherwise; Provided however, either party shall have the right to obtain preliminary or permanent injunctive relief from a court of appropriate jurisdiction while the arbitration process is continuing, and/or after the Board of Arbitrators renders its decision on the merits.

(b) The parties agree that with respect to the provisions of this Agreement specified below, which require mutual agreement of the parties, if the parties are unable to agree, either party may request and obtain arbitration to determine what would be a reasonable agreement in the circumstances, and, subject to the provisions of Article XIV Section 7 pertaining to Termination, the parties shall be bound by the decision of the arbitrators; provided however, the arbitrators shall not have authority to amend the Agreement. The "mutual agreement" provisions of this Agreement which may be submitted to arbitration in the event of a failure to agree are as follows:

Article ______, Section______,
Article ______, Section______,
Article ______, Section______,
Article ______, Section______,
Article ______, Section______,
Article ______, Section______,
Article ______, Section______,
Article ______, Section______,
Article ______, Section______,
Article ______, Section______,
Article ______, Section______,

(c) The parties agree that with regard to all matters submitted to Arbitration under this Agreement, the American Arbitration Association, and the Federal and State Courts in Pittsburgh, PA and applicable appellate courts, shall have jurisdiction over their persons. This Agreement shall not be construed as a consent to arbitrate any dispute with any person who is not a party to this Agreement.

Section 3 Service of Process in Arbitration or in Court, may be made upon either party at the addresses specified in Section 1 above of this Article, by personal delivery by an adult, by Express Mail or by any Courier Service, so long as a written receipt is obtained or an affidavit is made by the deliverer as to the documents delivered, and the date, time and place of delivery. If delivery is three times attempted during normal business hours, and cannot be effectuated, the process server shall make an affidavit to that effect, and service shall be deemed to have been made.

Section 4 Rights and Remedies. Except as provided in Section 2 above of this Article, the duties and obligations imposed by this Agreement, and the rights and remedies available thereunder may be exercised concurrently, and from time to time, and shall be in addition to and not in limitation of, any duties, obligations, rights and remedies otherwise imposed or available in law or in equity.

Section 5 Governing Law. This Agreement shall be governed by Pennsylvania law.

Section 6 Waiver. No action or failure to act by either party shall constitute a waiver of any right or duty accorded to any party under this Agreement, nor shall any such action or failure to act constitute an approval of, or acquiescence in, any breach hereunder, except as may be specifically agreed to in writing.

Section 7 Integration and Amendments. The terms and conditions contained herein constitute the full understanding of the parties, a complete allocation of the risks between them, and a complete and exclusive statement of the terms and conditions of their agreement. No conditions, representations, understandings, or agreements, not contained herein, and purporting to modify, waive, vary, explain or supplement the terms or conditions of this contract shall be binding unless hereafter made in writing and signed by a duly authorized representative of the party to be bound.

Section 8 Successors and Assigns. The rights and obligations created by this Agreement may not be assigned to any third party without the prior written consent of the parties. Any attempted assignment without prior written consent shall be deemed null and void. Except as provided to the contrary herein, the terms and conditions of this Agreement shall be binding on the parties, and their respective successors in interest.

Section 9 Gender and Number. All references in this Agreement to the singular and/or to the masculine gender, shall be deemed to include the plural and/or feminine, where appropriate.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

ATTEST:                                  SEEC, INC.

                (SEAL)                   By /s/ RAVINDRA KOKA
----------------                           -----------------------------
Secretary or Treasurer                      President

ATTEST:                                  ERA SOFTWARE SYSTEMS PRIVATE LTD.

                                         By /s/ K. BUDDHIRAJU
----------------------                     -----------------------------
Secretary or Treasurer                      President or Vice President.

Section 9 Gender and Number. All references in this Agreement to the singular and/or to the masculine gender, shall be deemed to include the plural and/or feminine, where appropriate.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

ATTEST:                                  SEEC, INC.

/s/ JOHN D. GODFREY  (SEAL)              By /s/ RAVINDRA KOKA
---------------------                      -----------------------------
Secretary or Treasurer                      President

ATTEST:                                  ERA SOFTWARE SYSTEMS PRIVATE LTD.

                                         By /s/ K. BUDDHIRAJU
----------------------                     -----------------------------
Secretary or Treasurer                      President or Vice President.

                                   Exhibit A.

                    PRODUCTS WHICH ARE THE SUBJECT OF THIS AGREEMENT

                               EXISTING PRODUCTS.

REGULAR PRODUCTS:

Cobol Analyst
Cobol Slicer
Object Designer
Date Analyzer

PRODUCT DERIVATIVES:

Cobol Analyst for Unisys-A Series

ADD-ONS:

DBZ Analyzer
Synonym Processor
Code Walk Thru
ADW Export

                             Exhibit A page 1 of 2.

                                FUTURE PRODUCTS

All products covered under the Agreement between SEEC and VIASOFT dated 29 November, 1993, and all products covered under the Agreement between SEEC and ERA and ICICI dated 1st day June 1990, including without limiting the generality of the foregoing all
                                --------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
and new versions, corrected versions, derivatives and add-ons.

                                 * * * * * * *

ERA                                               SEEC

By /s/ K. BUDDHIRAJU                              By /s/ RAVINDRA KOKA
  ---------------------                             ----------------------
   Signature                                         Signature

                             Exhibit A page 2 of 2.

                                   Exhibit B

                              SHAREHOLDERS' AGREEMENT.

MADE this 31st day of March 1996, by and between: SEEC, INC. a Pennsylvania corporation having offices in Pittsburgh, PA,

                             ("SEEC" hereinafter);

                                      AND

     ERA SOFTWARE SYSTEMS PRIVATE LIMITED, a corporation existing under the laws of the Republic of India ("ERA" hereinafter):

                                      AND

            RAJ REDDY, RAVINDRA KOKA, JOHN GODFREY, ADAM YOUNG, AMAR
                        FOUNDATION, and ERA FOUNDATION,
              constituting all of the present shareholders of SEEC

                                  WITNESSETH:

WHEREAS, the parties wish to enter into this Agreement for the purpose of setting forth the terms and conditions under which ERA may acquire, hold, and sell shares of common stock in SEEC;

                                 NOW THEREFORE:

For and in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto do covenant and agree as follows:

ARTICLE I DEFINITIONS.

Section 1 As used in this Agreement, and in the dealings between the parties, the following terms shall be deemed to have the following meanings:

"Agreement"     means this Shareholders' Agreement, its Exhibits, and all
                lawful amendments thereto.

"PRODUCTS"       means the existing and future products described in Exhibit A of this Agreement, all work in progress, all information, all
                 Confidential Data, all derivatives, corrected versions and add-ons, relating to the aforesaid, together with their
                 respective use Manuals.

"SEEC SHARES"    means the Five Hundred Thousand (500,000) shares of common stock in SEEC which may be transferred to ERA under the
                 terms of this Agreement.

"SEEC'S total
outstanding
shares/options"  means at any given time the sum total of the following: the total number of shares issued, or approved for issuance by the Board of Directors of SEEC, and the total number of options to purchase shares of SEEC'S common stock which are then owned by any person who is then a shareholder of any shares of common stock in SEEC or whose subscription for such shares has been approved by the Board of Directors of SEEC


"Transfer" of
SEEC SHARES or
"transfer of any
interest" in
SEEC SHARES"     means any sale, transfer, assignment, pledge, hypothecation, or encumbrance of some or all of the SEEC SHARES, or the use of some or all of the SEEC SHARES as collateral, or the giving of a security interest or a beneficial interest in some or all such shares, or otherwise disposing of or conveying any legal or equitable interest whatsoever in all or any part of the SEEC
                 SHARES.

ARTICLE II      ERA'S ACQUISITION OF SEEC SHARES.

Section 1 SEEC'S Purchase of PRODUCTS. SEEC shall purchase, and ERA shall transfer to SEEC all of ERA'S right, title and interest in and to the PRODUCTS, free and clear of all liens and encumbrances, in accordance with the terms and conditions of an agreement between SEEC and ERA of even date with this Agreement ("Product Purchase Agreement" hereinafter).

Section 2 Transfer of SEEC SHARES to ERA. In full payment for the said transfer of ERA'S ownership interest in the PRODUCTS, SEEC shall transfer to ERA Five Hundred Thousand (500,000) shares of common stock in SEEC, under the terms and conditions set forth herein. ERA agrees to acquire, hold, and sell, its SEEC SHARES only in accordance with the terms of this Agreement.

Section 3 The transfers described in Sections 1 and 2 above of this Agreement shall occur at a time and place mutually agreed to by SEEC and ERA. Failing mutual agreement, the aforesaid transfers shall take place at the time this Agreement is signed by the parties.

Section 5 Restrictive Endorsement: The SEEC SHARES shall be endorsed on their face with the following restrictive covenant prior to their delivery to ERA:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND/OR ENCUMBRANCE AS SET FORTH IN A SHAREHOLDERS' AGREEMENT DATED _____________________ 1994. WHICH AGREEMENT IS ON FILE WITH THE BOOKS AND RECORDS OF THE CORPORATION, AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF THAT AGREEMENT."

Section 6 Title of SEEC SHARES. ERA may, at its sole election, take the SEEC SHARES in its own name, or have them registered in the name of one or more trustees or successor trustees ("TRUSTEES") to hold the same for ERA'S benefit; provided however, ERA'S right and ability to have the said shares taken out in the name of TRUSTEES, is contingent upon the following: (1) The Trust Agreement must state on its face that the Trustees and their successors in interest are bound by the terms of this Agreement, a copy of which shall be attached to the Trust Agreement and made a part of the same, and (2) No person or entity may serve as TRUSTEE, without receiving SEEC'S prior written approval. For purposes of this Article, the term ERA shall be deemed to include any such TRUSTEES.

ARTICLE III     SALE OR TRANSFER OF ERA'S SEEC SHARES.

Section 1 Restrictions on Transfer. Any attempted transfer by ERA of any interest in the SEEC SHARES, which does not conform to the terms and conditions of this Agreement shall be null and void unless SEEC and ERA agree to the contrary in writing.

Section 2 Securities Registration Exemption. ERA represents that it is not purchasing the SEEC SHARES for resale, and agrees that it will not transfer all or part of the SEEC SHARES to any person other than SEEC for a period of three
(3) years after the date on which it acquires the said shares. This restriction on transfer shall not apply to a transfer made as part of an initial public offering of SEEC'S shares of common stock.

Section 3 SEEC'S Consent. So long as SEEC is privately held, ERA shall not transfer all or any part of its SEEC SHARES to any person except with the prior written consent of SEEC.

Section 4 Right of First Purchase. If at any time ERA wishes to sell its SEEC SHARES, other than as part of an initial public offering, SEEC shall have the first right to purchase some or all of the SEEC SHARES in accordance with the terms of this Agreement. The purchase price shall be calculated in accordance with the provisions of Article IV, Section 1(b) below of this Agreement.

Section 5 Shareholders' Next Right to Purchase. So long as SEEC is privately held, if SEEC declines or fails to purchase any part of the SEEC SHARES, each person who is then an owner of one or more shares of SEEC'S common stock, other than ERA, ("Shareholder(s)" hereinafter) shall have the next right to purchase whatever portion of ERA'S SEEC SHARES that SEEC failed to purchase in the same percentage as the Shareholder's percentage ownership of One Hundred (100%) Percent of SEEC'S total outstanding shares/options, excluding ERA'S SEEC SHARES. If any shareholder elects to purchase less than his proportional share of ERA'S SEEC SHARES, or declines to purchase any of ERA'S SEEC SHARES, the shares which such shareholder does not intend to purchase shall be made available to the remaining shareholders in proportional percentage amounts. Examples illustrating application of the foregoing formula to determine purchase rights are attached as Exhibit B of this Agreement. The price per share at which each Shareholder shall be entitled to buy ERA'S SEEC SHARES shall be calculated in accordance with the provisions of Article IV, Section 1(b) below' of this Agreement.

Section 6 Notice of Intent to Sell/Purchase. In effecting the sale of ERA'S SEEC SHARES, the parties shall comply with the following notice requirements:

        (a) Step One. ERA shall give SEEC written notice of its intent to sell.

        (b) Step Two. Within sixty (60) days of SEEC receiving ERA'S notice of intent to sell, it shall send a written notice to ERA specifying whether or not it will purchase ERA'S SEEC SHARES. The failure of SEEC to respond timely shall be deemed a refusal to purchase.

        (c) Step Three. If SEEC declines to purchase ERA'S SEEC SHARES, ERA shall send a written notice of its intent to sell to each person or entity who is then a shareholder of SEEC.

        (d) Step Four. Within thirty (30) days of receipt of ERA'S notice of intent to sell, each shareholder of SEEC shall send a written notice to ERA specifying whether or not it will purchase some or all of its proportional share of ERA'S SEEC SHARES. The failure of any party to timely respond shall be deemed a refusal to purchase.

Section 7. Six Month Window for Sale of ERA'S SEEC SHARES to Third Parties. At any time within six (6) months of the end of the Notice procedure set forth in
Section 6 above of this Article, ERA may sell, at any price, any shares of ERA'S SEEC SHARES that SEEC or its shareholders did not give notice of intent to purchase, to any third party not disapproved by SEEC in accordance with the terms of Article III Section 3 of this Agreement. After the aforesaid six (6) month period, ERA may not thereafter sell ERA'S SEEC SHARES without once again offering them for sale to SEEC or its shareholders in accordance with the terms of Sections 4, 5 and 6 above of this Article.

ARTICLE IV      PROCEDURE AND PRICE.

Section 1. To the extent that SEEC and/or its shareholders give written notice of intent to purchase some or all of ERA'S SEEC SHARES, the parties shall be governed by the terms and conditions set forth below for those shares. As used herein, the term PURCHASER shall be deemed to refer individually to each entity or person who is purchasing any part of ERA'S SEEC SHARES.

        (a) Time. A Closing shall be held within SIXTY (60) days of ERA receiving written notice of intent to purchase from the PURCHASER. At the Closing, the shares to be sold to the PURCHASER shall be transferred to him free and clear of all liens and encumbrances and the purchase price shall be paid to ERA at the time the shares are transferred. If some of the shares are paid for by a Note, as set forth herein, tide to such shares shall be transferred to the PURCHASER at the time the Note is delivered to ERA.

        (b) Price. The purchase price per share for ERA'S SEEC SHARES shall be arrived at by using the formula for valuing shares specified in the United States Internal Revenue Regulations then in effect for valuing the shares of a private corporation for estate tax purposes.

        (c) Payment Terms by SEEC. If the purchase price to be paid by SEEC is less than Fifty Thousand ($50,000.00) Dollars, it shall be paid lumpsum in U.S. Dollars in cash or by certified or cashier's check at the time the shares are transferred. If the purchase price to be paid by SEEC is Fifty Thousand ($50,000.00) Dollars or more, it shall be paid as follows:
                Forty Thousand ($40,000.00) Dollars shall be paid in cash at the time the shares are transferred. The balance of the purchase price shall be paid in the form of a Note. The terms of the Note shall include the following, and may include such other terms and conditions as the SEEC and ERA agree to:

                (i) The Note shall be repaid in equal monthly installments in accordance with a specified amortization schedule over a period of two (2) years;

                (ii) interest on the declining unpaid balance shall be determined at the prime rate of Mellon Bank NA, (or if Mellon Bank is not then in existence, at the average prime market rate for large institutional lenders in Western Pennsylvania), prevailing at the time the note is issued;

                (iii) The Note shall contain a standard confession of judgment provision (with waiver of errors and exemptions) which authorizes judgment to be confessed in favor of ERA and against the PURCHASER in the event of a default, and provides for reasonable attorneys' fees and costs for collection in favor of ERA. The terms of the Note shall not permit judgment to be confessed against the PURCHASER before default.

        (d) Security Interest. If SEEC'S purchase price includes a Note, SEEC shall give ERA such reasonable security as is mutually agreed to. If the parties cannot at that time agree, SEEC shall sign and deliver to ERA a UCC-1 Financing Statement which will give ERA a security interest in whatever portion of the SEEC ShARES is being purchased by the Note.

        (e) Payment Terms by Individual Purchaser. If the PURCHASER is an individual, he shall pay for the shares in cash at the time ownership of the shares is transferred to him, unless ERA and the PURCHASER agree to some other manner of payment.

ARTICLE V       WARRANTIES.

Section 1 The parties agree that each of them is a sophisticated investor. Each party agrees that it is fully aware of the value of the PRODUCTS and of the value of the SEEC SHARES. Each party agrees that the other party has made available to it any and all information necessary to make an informed decision regarding the advisability of purchasing or selling, as the case may be, the PRODUCTS and the SEEC SHARES.

Section 2 Each party agrees that in entering into this Agreement, it has not relied on any representation by the other party regarding the value of the PRODUCTS, or the value of the SEEC SHARES, and has made its decision to purchase or sell, as the case may be, the PRODUCTS and the SEEC SHARES solely on the basis of its own knowledge and investigations, and not in reliance on any representation made by the other party.

Section 3 IF SEEC EXERCISES ITS OPTION TO PURCHASE THE PRODUCTS, SEEC UNDERSTANDS AND AGREES THAT WILL BE PURCHASING THE PRODUCTS IN AS IS CONDITION, AND ERA MAKES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PRODUCTS, THEIR MARKETABILITY, OR THEIR FITNESS FOR THE PURPOSES INTENDED, OTHER THAN THOSE SET FORTH IN THIS AGREEMENT.

Section 4 IF SEEC EXERCISES ITS OPTION TO PURCHASE THE PRODUCTS, ERA UNDERSTANDS AND AGREES THAT IT WILL BE PURCHASING THE SEEC SHARES WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SAID SHARES, OTHER THAN THOSE SET FORTH IN THIS AGREEMENT.

Section 5 ERA WARRANTS that if SEEC opts to purchase the PRODUCTS, ERA will convey good and marketable title to the same, free and clear of all liens and encumbrances, except such as the parties may agree to in writing. ERA further WARRANTS that it has the legal ability to convey title to the PRODUCTS to SEEC

Section 6 SEEC WARRANTS that if SEEC opts to purchase the PRODUCTS, SEEC will convey to ERA good and marketable title to the SEEC SHARES, free and clear of all liens and encumbrances, except such as the parties may agree to in writing. SEEC further WARRANTS that it has the legal ability to issue the SEEC SHARES to ERA.

ARTICLE VI      TERM AND TERMINATION.

Section 1 Term. This Agreement shall be effective as of the date first above written, and shall continue in full force and effect so long as ERA owns any SEEC SHARES, and SEEC'S stock is not publicly traded, unless it is terminated in accordance with the provisions of Section 2 below. The provisions of this Agreement shall not apply if, at the time ERA wishes to sell ERA'S SEEC SHARES, SEEC is a corporation whose shares are being publicly traded.

Section 2 Termination Mutual Consent. This Agreement may be terminated at any time by mutual consent of SEEC and ERA.

ARTICLE VII     MISCELLANEOUS

Section 1 Notices: Whenever this Agreement calls for a notice to be sent to a party, the notice shall be in writing. Notices may be sent by mail or personal delivery by an adult. If this Agreement does not specify when the notice shall become effective, it shall become effective on receipt, unless there is no one to receive it during normal business hours, in which event, it shall be deemed delivered if mailed by registered mail, postage pre-paid, on the date of mailing. Any notices required to be sent under the terms of this Agreement shall be sent to the parties as follows, or to such new address as a party may designate in writing. If any party is aware that the following addresses are incorrect, the party shall send written notices to both the addresses set forth below, and to the last known address of the other party.

TO SEEC AT:                              TO ERA AT:

C/O Mr. Ravi Koka,                       C/O Dr. Kishore Buddhiraju
5001 Baum Blvd.                          ERA Software Systems PVT. LTD.
Pittsburgh, PA 15213.                    4 Motilal Nehru Nagar
                                         1st Floor, Begumpet Road
                                         Hyderabad 500016, India

TO EACH SHAREHOLDER OF SEEC. At the Shareholder's address on file with SEEC Provided however, if ERA is not able to obtain any such address from SEEC, ERA may deliver the notice addressed to the Shareholder in care of SEEC at SEEC'S address.

Section 2 Binding Arbitration:

(a) The parties agree that all claims, disputes and other matters in question between them, arising out of or related to this Agreement, and the rights, duties and obligations arising thereunder or the breach thereof, shall be decided by common-law arbitration in Pittsburgh, PA, in accordance with the Rules of the American Arbitration Association then prevailing, unless the parties mutually agree otherwise; Provided however, either party shall have the right to obtain preliminary or permanent injunctive relief from a court of appropriate jurisdiction before or during arbitration proceedings, or after the Board of Arbitrators has rendered its decision on the merits.

(b) The parties agree that with regard to all matters submitted to Arbitration under this Agreement, the American Arbitration Association, and the Federal and State Courts in Pittsburgh, PA and applicable appellate courts, shall have jurisdiction over their persons. This Agreement shall not be construed as a consent to arbitrate any dispute with any person who is not a party to this Agreement.

Section 3 Service of Process in Arbitration or in Court, may be made upon either party at the addresses specified in Section 1 above of this Article, by personal delivery by an adult, by Express Mail or by any Courier Service, so long as a written receipt is obtained or an affidavit is made by the deliverer as to the documents delivered, and the date, time and place of delivery. If delivery is three times attempted during normal business hours, and cannot be effectuated, the process server shall make an affidavit to that effect, and service shall be deemed to have been made.

Section 4 Rights and Remedies. Except as provided in Section 2 above of this Article, the duties and obligations imposed by this Agreement, and the rights and remedies available thereunder may be exercised concurrently, and from time to time, and shall be in addition to and not in limitation of, any duties, obligations, rights and remedies otherwise imposed or available in law or in equity.

Section 5 Governing Law. This Agreement shall be governed by Pennsylvania law.

Section 6 Waiver. No action or failure to act by either party shall constitute a waiver of any right or duty accorded to any party under this Agreement, nor shall any such action or failure to act constitute an approval of, or acquiescence in, any breach hereunder, except as may be specifically agreed to in writing.

Section 7 Integration and Amendments. The terms and conditions contained herein constitute the full understanding of the parties, a complete allocation of the risks between them, and a complete and exclusive statement of the terms and conditions of their agreement. No conditions, representations, understandings, or agreements, not contained herein, and purporting to modify, waive, vary, explain or supplement the terms or conditions of this contract shall be binding unless hereafter made in writing and signed by a duly authorized representative of the party to be bound.

Section 8 Successors and Assigns. The rights and obligations created by this Agreement may not be assigned to any third party without the prior written consent of the parties. Any attempted assignment without prior written consent shall be deemed null and void. Except as provided to the contrary herein, the terms and conditions of this Agreement shall be binding on the parties, and their respective successors in interest.

Section 9 Gender and Number. All references in this Agreement to the singular and/or to the masculine gender, shall be deemed to include the plural and/or feminine, where appropriate.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

ATTEST:                                  SEEC, INC.

                      (SEAL)             By /s/ RAVINDRA KOKA
----------------------                     -----------------------------
Secretary or Treasurer                      President

ATTEST:                                  ERA SOFTWARE SYSTEMS PRIVATE LTD.

                                         By /s/ K. BUDDHIRAJU
----------------------                     -----------------------------
Secretary or Treasurer                      President or Vice President.

WITNESS:

----------------------                      ----------------------------
                                                  RAJ REDDY

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  RAVINDRA KOKA

----------------------                      ----------------------------
                                                  JOHN GODFREY

----------------------                      ----------------------------
                                                  ADAM YOUNG

----------------------                      ----------------------------
                                                  AMAR FOUNDATION

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  ERA FOUNDATION

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

ATTEST:                                  SEEC, INC.

                      (SEAL)             By /s/ RAVINDRA KOKA
----------------------                     -----------------------------
Secretary or Treasurer                      President

ATTEST:                                  ERA SOFTWARE SYSTEMS PRIVATE LTD.

                                         By /s/ K. BUDDHIRAJU
----------------------                     -----------------------------
Secretary or Treasurer                      President or Vice President.

WITNESS:

----------------------                      ----------------------------
                                                  RAJ REDDY

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  RAVINDRA KOKA

----------------------                      ----------------------------
                                                  JOHN GODFREY

                                                  /s/ ADAM YOUNG
----------------------                     -----------------------------
                                                  ADAM YOUNG

----------------------                      ----------------------------
                                                  AMAR FOUNDATION

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  ERA FOUNDATION

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

ATTEST:                                  SEEC, INC.

JOHN D. GODFREY       (SEAL)             By /s/ RAVINDRA KOKA
----------------------                     -----------------------------
Secretary or Treasurer                      President

ATTEST:                                  ERA SOFTWARE SYSTEMS PRIVATE LTD.

                                         By /s/ K. BUDDHIRAJU
----------------------                     -----------------------------
Secretary or Treasurer                      President or Vice President.

WITNESS:

----------------------                      ----------------------------
                                                  RAJ REDDY

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  RAVINDRA KOKA

                                                  /s/ JOHN D. GODFREY
----------------------                      ----------------------------
                                                  JOHN GODFREY

----------------------                     -----------------------------
                                                  ADAM YOUNG

----------------------                      ----------------------------
                                                  AMAR FOUNDATION

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  ERA FOUNDATION

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

ATTEST:                                  SEEC, INC.

                      (SEAL)             By /s/ RAVINDRA KOKA
----------------------                     -----------------------------
Secretary or Treasurer                      President

ATTEST:                                  ERA SOFTWARE SYSTEMS PRIVATE LTD.

                                         By /s/ K. BUDDHIRAJU
----------------------                     -----------------------------
Secretary or Treasurer                      President or Vice President.

WITNESS:

----------------------                      ----------------------------
                                                  RAJ REDDY

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  RAVINDRA KOKA

----------------------                      ----------------------------
                                                  JOHN GODFREY

----------------------                     -----------------------------
                                                  ADAM YOUNG

                                                  /s/ NEERU KHOSLA
----------------------                      ----------------------------
                                                  AMAR FOUNDATION

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  ERA FOUNDATION

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

ATTEST:                                  SEEC, INC.

                      (SEAL)             By /s/ RAVINDRA KOKA
----------------------                     -----------------------------
Secretary or Treasurer                      President

ATTEST:                                  ERA SOFTWARE SYSTEMS PRIVATE LTD.

                                         By /s/ K. BUDDHIRAJU
----------------------                     -----------------------------
Secretary or Treasurer                      President or Vice President.

WITNESS:

                                                  /s/ RAJ REDDY
----------------------                      ----------------------------
                                                  RAJ REDDY

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  RAVINDRA KOKA

----------------------                      ----------------------------
                                                  JOHN GODFREY

----------------------                     -----------------------------
                                                  ADAM YOUNG

----------------------                      ----------------------------
                                                  AMAR FOUNDATION

                                                  /s/ RAVINDRA KOKA
----------------------                      ----------------------------
                                                  ERA FOUNDATION

                                   Exhibit I

                PRODUCTS WHICH ARE THE SUBJECT OF THIS AGREEMENT

REGULAR PRODUCTS:

Cobol Analyst
Cobol Slicer
Object Designer
Date Analyzer

PRODUCT DERIVATIVES:

Cobol Analyst for unisys-A series

ADD-ONS:

DBZ Analyzer
Synonym Processor
Code walk Thru
ADW Export

                                 * * * * * * *

ERA                                      SEEC

By                                       By /s/ RAVINDRA KOKA
  --------------------                     -----------------------
        Signature                                 Signature

                                   Exhibit II

               EXAMPLES OF FORMULA FOR DETERMINING SHAREHOLDERS'
                      RIGHT TO PURCHASE ERA'S SEEC SHARES.

These examples are for purposes of illustration only, and shall not be deemed to be the only instances in which a shareholder of SEEC shall be entitled to purchase ERA'S SEEC SHARES. Such entitlement shall be determined by the terms of the Agreement between the parties.

Example One.

At a given time, Mr. A owns 10% of SEEC'S shares of common stock, and has an option to purchase an additional 5% of such shares. For purposes of calculating what percent of ERA'S SEEC SHARES he is entitled to buy, his percentage interest in SEEC'S shares of common stock shall be deemed to be 15%, and he shall be entitled to purchase 15% of ERA'S SEEC SHARES.

Example Two.

At a given time, Mr. B owns 10% of SEEC'S shares of common stock. In addition, his subscription to purchase an additional 10% of SEEC'S common stock has been approved by the Board of Directors, although the shares have not yet been issued. In addition, he has an option (which he has not exercised) to purchase an additional 5% of SEEC'S common stock. For purposes of calculating what percent of ERA'S SEEC SHARES he is entitled to buy, his percentage interest in SEEC'S shares of common stock shall be deemed to be 25%, and he shall be entitled to purchase 25% of ERA'S SEEC SHARES.

Example Three

At a given time, Mr. C does not own any shares of SEEC'S common stock. His subscription to purchase 12% of SEEC'S shares of common stock has been approved by the Board of Directors but the shares have not yet been issued. For purposes of calculating what percent of ERA'S SEEC SHARES he is entitled to buy, his percentage interest in SEEC'S shares of common stock shall be deemed to be 12%, and he shall be entitled to purchase 12% of ERA'S SEEC SHARES.

Example Four.

At a given time, Mr. D does not own any shares of SEEC'S common stock, but he has an option to purchase 1,500 shares of SEEC's common stock. Mr. Z would not be deemed one of the persons entitled to purchase any percentage of ERA'S SEEC SHARES under Article ________ Section __________ of this Agreement.

Example Five.

At a given time, Mr. B is entitled to purchase 33.33% of ERA'S SEEC SHARES, but does not wish to purchase them. SEEC has two other shareholders, each of whom is entitled to purchase 33.33% of ERA'S SEEC SHARES. Bach of these two remaining shareholders are entitled to purchase one half of the shares Mr. B would have been entitled, but did not wish, to purchase.

ERA                                      SEEC

By /s/ K. BUDDHIRAJU                     By /s/ RAVINDRA KOKA
  --------------------                     -----------------------
        Signature                               Signature

                                   Exhibit C

                PRODUCTS TO BE DEVELOPED BY ERA, AND DEVELOPMENT
                                    SCHEDULE

1. COBOL Analyst - 32-bit version for Windows NT and Windows 95

2. COBOL Analyst 2000 - 32-bit version for Windows NT and Windows 95


ERA                                     SEEC

By /s/ K. BUDDHIRAJU                    By /s/ RAVINDRA KOKA
  -------------------------------         -----------------------------
   Signature                               Signature

                                   Exhibit D

       MINIMUM R & D INFRASTRUCTURE AND PERSONNEL TO BE MAINTAINED BY ERA


HARDWARE
--------

o TWO Intel 80486 based Novell Servers, with ample disk capacity and tape backup facility. One server will be shared by the R&D and Maintenance groups. The other will be for the exclusive use of Quality Assurance group.

o ONE Intel 80486 based PC, which can be configured as different servers. This machine will be configurable as a OS/2 LAN Server Windows for Workgroups Server or ???? Server, to facilitate development and testing of LAN version of the products.

o  ONE Intel 80486 based PC Microsoft NT Server.

o TWELVE Intel 80486 or Pentium based workstations. Workstations will be configured with 16-32MB RAM, ample disk space, network connectivity to the serves and Microsoft Windows, Windows 95 or Windows NT.


SOFTWARE
--------

o Novell Netware 3.xx, OS/2 LAN Server, Unix, NT Backoffice Server, Windows for Workgroups 3.1x, Windows 95, Windows NT and OS/2.

o Development and other products installed on the server and workstations will include Microsoft Visual C++ (16 and 32 bit versions), PVCS, Btrieve Development Kit. PKWARE Compression library, Oracle Database Server and SDK, Sybase Database Server and SDK, MicroFocus COBOL Workbench, Realia COBOL Workbench, Numega's BoundsChecker, ADW 2.7, LEX and YACC.

o  Microsoft Test 4.0 for use by the QA group to automate the product testing.


PERSONNEL
---------

Project Manager      1
Project Leaders      3
Software Engineers   5
QA Team              3


ERA                                     SEEC

By /s/ K. BUDDHIRAJU                    By /s/ RAVINDRA KOKA
  -----------------------------           -------------------------------
   Signature                               Signature

                                   Exhibit E

              SCHEDULES FOR DIFFERENT LEVELS OF SEVERITY AND ERA'S
                            MAINTENANCE OBLIGATIONS


PROBLEM SEVERITY CODES

Following are the different problem severity codes in communicating problems to ERA.

Severity 1   High impact product error - Use of the product results in erroneous product behavior by more than one customer in a predictable and repeatable manner. The customer indicates that the problem is resulting in inability to use the product, causing slip in a project. Documented product design limitations are excluded from this severity.


Severity 2   Product error - The product exhibits erroneous behavior, but the user is able to use the product with certain restrictions on limited product functions which are not critical to overall use of the product.

Severity 3   Low priority product error - The product exhibits erroneous behavior, but the user is able to use the product with minor inconveniences not critical to the use of the product and for which simple workarounds are available.


PROBLEM RESOLUTION AND COMMITMENTS

The response and resolution goals are attached to the severity codes.

Severity 1   Addressed as high priority by the maintenance group at ERA.
             Identification of the cause of the problem and supplying a workaround acceptable to SEEC within 3 working days or resolution of the problem with an emergency release within 7 working days, followed by a maintenance release in 25 days.

Severity 2   Addressed as medium priority by the maintenance group.
             Identification of the cause of the problem and supplying a workaround acceptable to SEEC within 5 working days. Resolution of the problem with a maintenance release within 25 working days or indicate a plan of action for the resolution of the problem.

Severity 3   Addressed as low priority by the maintenance group. Identification of the cause of the problem and supplying a workaround acceptable to SEEC on a discretionary basis. No commitment for a short term solution to the problem. Resolution of the problem with a maintenance release within 60 days or indicate a plan of action for the resolution of the problem.

PRODUCT ENHANCEMENTS

From time to time, SEEC will determine the need for incorporating product enhancements. These enhancements will be documented in detail and based an discussions between the R&D group at Era and SEEC, a development plan and time schedule will be agreed upon.

                                   Exhibit F

    MINIMUM MAINTENANCE INFRASTRUCTURE AND PERSONNEL TO BE MAINTAINED BY ERA


HARDWARE
--------

o The Novell servers, NT Server and the configurable server will be shared by the R & D and maintenance groups.


o THREE Intel 80486 or Pentium based workstations connected to the servers. Workstations will be configured with 16-32MB RAM, ample disk space, network connectivity to the serves and Microsoft Windows, Windows 95 or Windows NT.

SOFTWARE
--------

o Novell Netware 3.xx, OS/2 LAN Server, Unix, NT Backoffice Server, Windows for Workgroups 3.1x, Windows 95, Windows NT and OS/2.

o Development and other products installed on the server and workstations will include Microsoft Visual C++ (16 and 32 bit versions), PVCS, Btrieve Development Kit, PKWARE Compression library, Oracle Database Server and SDK, Sybase Database Server and SDK, MicroFocus COBOL Workbench, Realia COBOL Workbench, Numega's BoundsChecker, ADW 2.7 LEX and YACC.

o  Microsoft Test 4.0 for use by the QA group to automate the product testing.

PERSONNEL
---------

Project Manager     1  responsible for R & D and Maintenance groups
Project Leaders     1
Software Engineers  2
QA Team             3  services both R & D and maintenance groups


ERA                                     SEEC

By /s/ K. BUDDHIRAJU                    By /s/ RAVINDRA KOKA
  -----------------------------           -------------------------------
   Signature                               Signature

DEFINITION OF MATERIAL DEFAULT

Failure of ERA to adhere to the PROBLEM RESOLUTION AND COMMITMENTS schedule described above THREE TIMES IN A CALENDAR YEAR shall constitute the basis for a Material Default.


ERA                                     SEEC

By /s/ K. BUDDHIRAJU                    By /s/ RAVINDRA KOKA
  -----------------------------           -------------------------------
   Signature                               Signature

                                   Exhibit G.

                                MAINTENANCE FEES

                          See Section 7 of Article IX


ERA                                      SEEC

By /s/ K. BUDDHIRAJU                     By /s/ RAVINDRA KOKA
  --------------------                     -----------------------
        Signature                               Signature

                                   Exhibit H.

         SECURITY PROCEDURES TO BE MAINTAINED BY ERA FOR PROTECTION OF
                                  SOURCE CODE.

[SPECIFY WHAT FAILURES -- (A) WITH OPPORTUNITY TO CURE, AND (B) WITHOUT OPPORTUNITY TO CURE - WILL BE AN EVENT OF DEFAULT JUSTIFYING TERMINATION OF

ThIS AGREEMENT]

ERA                                               SEEC

By                                                By
  --------------------                              -----------------------
        Signature                                         Signature

                 AMENDMENT NO. 1 TO PRODUCT PURCHASE AGREEMENT

        This Amendment is made this ___ day of__________________ , 1996 by and between SEEC, INC., a Pennsylvania corporation ("SEEC") and ERA SOFTWARE SYSTEMS PRIVATE LIMITED, a corporation existing under the laws of the Republic of India ("ERA").

                                  WITNESSETH:

        WHEREAS, the parties have entered into a Product Purchase Agreement dated March 31, 1996 (the "Agreement"); and

        WHEREAS, the parties wish to amend the Agreement in order to clarify their mutual understanding regarding payment of royalties to ERA.

        THEREFORE, the parties agree as follows with the intent to be legally bound:

        1. Article XI, Section 6 of the Agreement shall be amended and restated in its entirety to read as follows:

                Section 6. In the event that the R&D fees specified in Section 5(a) above of this Article are less than Twelve Thousand (U.S. $12,000) Dollars per quarter ("Minimum R&D Fee"), SEEC will, within sixty (60) days pay ERA such additional amounts as may be necessary to bring the total R&D payment under Section 5(a) above up to the amount of the Minimum R&D Fee.

        2. Except as set forth in this Amendment, the Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


ATTEST:                                 SEEC, INC.

                                        By: /s/ RAVINDRA KOKA
----------------------------------         ----------------------------------
Secretary                               Title: President
                                              -------------------------------

ATTEST:                                 ERA SOFTWARE SYSTEMS PRIVATE LIMITED

                                        By: /s/ K. BUDDHIRAJU
----------------------------------         ----------------------------------
Secretary                               Title: President
                                              -------------------------------


                                      -2-